UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-AQ1 Asset-Backed Certificates, Series 2005-AQ1, which was made on June 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on June 27, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: June 30, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
Rachel Gaxiola 714.259.6216
Rachel.Gaxiola@ABNAMRO.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-10

Page 15-21
Page 22-28
Page 29-35

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005AQ1
BS005AQ1_200506_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Apr-05
25-May-05
25-Apr-35
Parties to The Transaction
Depositor: Bear Stearns & Co. Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.564239%
3.090000%
3.314380%
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-AQ1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
354
Bond Payments
Statement Date:
ABN AMRO Acct: 722579.1
955.277339241
56.569501519
0.000000000
898.707837722
2.793390127
3.4143800000%
0.00
0.00
0.000000000
3.1900000000%
0.000000000
073879UH9
I-A-1
39,500,000.00
2,234,495.31
0.00
35,498,959.59
110,338.91
37,733,454.90
1000.000000000
0.000000000
0.000000000
1000.000000000
2.970000000
3.4643800000%
0.00
0.00
0.000000000
3.2400000000%
0.000000000
073879UJ5
I-A-2
35,001,000.00
0.00
0.00
35,001,000.00
103,952.97
35,001,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.199166415
3.7143800000%
0.00
0.00
0.000000000
3.4900000000%
0.000000000
073879UK2
I-A-3
13,256,000.00
0.00
0.00
13,256,000.00
42,408.15
13,256,000.00
989.135384847
27.287932430
0.000000000
961.847452417
3.001201622
3.5343800000%
0.00
0.00
0.000000000
3.3100000000%
0.000000000
073879UL0
II-A-1
119,580,000.00
3,263,090.96
0.00
115,017,718.36
358,883.69
118,280,809.32
989.135384847
27.287932765
0.000000000
961.847452082
3.037469811
3.5743800000%
0.00
0.00
0.000000000
3.3500000000%
0.000000000
073879UM8
II-A-2
29,895,000.00
815,772.75
0.00
28,754,429.58
90,805.16
29,570,202.33
1000.000000000
0.000000000
0.000000000
1000.000000000
3.235833261
3.7543800000%
0.00
0.00
0.000000000
3.5300000000%
0.000000000
073879UN6
M-1
22,886,000.00
0.00
0.00
22,886,000.00
74,055.28
22,886,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.428333122
3.9643800000%
0.00
0.00
0.000000000
3.7400000000%
0.000000000
073879UP1
M-2
15,784,000.00
0.00
0.00
15,784,000.00
54,112.81
15,784,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.520000000
4.0643800000%
0.00
0.00
0.000000000
3.8400000000%
0.000000000
073879UQ9
M-3
4,104,000.00
0.00
0.00
4,104,000.00
14,446.08
4,104,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.070000000
4.6643800000%
0.00
0.00
0.000000000
4.4400000000%
0.000000000
073879UR7
M-4
4,262,000.00
0.00
0.00
4,262,000.00
17,346.34
4,262,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.253334115
4.8643800000%
0.00
0.00
0.000000000
4.6400000000%
0.000000000
073879US5
M-5
4,262,000.00
0.00
0.00
4,262,000.00
18,127.71
4,262,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.665833899
5.3143800000%
0.00
0.00
0.000000000
5.0900000000%
0.000000000
073879UT3
M-6
4,419,000.00
0.00
0.00
4,419,000.00
20,618.32
4,419,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.582501173
6.3143800000%
0.00
891.62
0.209202252
5.8617796969%
0.000000000
073879UU0
M-7
4,262,000.00
0.00
0.00
4,262,000.00
23,792.62
4,262,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.582500000
6.3143800000%
0.00
1,089.52
0.209201229
5.8617796969%
0.000000000
073879UV8
M-8
5,208,000.00
0.00
0.00
5,208,000.00
29,073.66
5,208,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
55.391970763
0.00
734,442.82
55.391970763
N/A
0.000000000
073879UW6
CE
13,259,012.27
0.00
0.00
13,259,012.27
734,442.82
13,259,012.27
1000.000000000
0.000000000
0.000000000
1000.000000000
617252.900000000
0.00
61,725.29
617252.900000000
N/A
0.000000000
073879UX4
P
100.00
0.00
0.00
100.00
61,725.29
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879UY2
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879UZ9
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879VA3
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879VB1
RX
0.00
0.00
0.00
0.00
0.00
0.00
23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.564239%
3.090000%
3.314380%
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-AQ1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
354
Bond Payments
Statement Date:
ABN AMRO Acct: 722579.1
Total P&I Payment
0.00
798,149.25
315,678,112.27
312,287,578.82
8,067,488.83
Total
305,974,219.80
6,313,359.02
0.00
1,754,129.81
23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
1,898,037.98
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
239,603.69
5,763.71
6,067,991.62
0.00
0.00
0.00
8,213,478.91
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
312,287,478.82
239,603.69
6,073,755.33
0.00
0.00
0.00
305,974,119.80
1,875
28
0
0
1,847
120,063.36
Extra Principal
Trigger Event
No
0.00
6,313,359.02
Over Collateralization Amt
13,259,012.27
Less Extra Principal
Remittance Interest
0.00
1,898,037.98
0.00
6,073,755.33
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,081.92
1,900,119.89
Total Fees
122,145.28
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
2,081.92
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
106,618.60
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
16,781.47
403.84
120,828.35
0.00
0.00
0.00
244,752.90
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
18,094,936.31
16,781.47
121,232.19
0.00
0.00
0.00
17,956,922.65
120
1
0
0
119
7,539.56
Trigger Event
No
138,013.66
Over Collateralization Amt
13,259,012.27
Remittance Interest
106,618.60
0.00
121,232.19
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(120.63
106,739.24
Total Fees
7,660.19
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
120.63
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM 228 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
355,125.28
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
44,368.11
1,460.89
1,206,359.60
0.00
0.00
0.00
1,607,706.45
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
58,886,408.60
44,368.11
1,207,820.49
0.00
0.00
0.00
57,634,220.00
320
5
0
0
315
22,868.80
Trigger Event
No
1,252,188.60
Over Collateralization Amt
13,259,012.27
Remittance Interest
355,125.28
0.00
1,207,820.49
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(392.58
355,517.85
Total Fees
23,261.38
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
392.58
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM 327 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
233,418.83
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
27,903.93
116.64
816,272.48
0.00
0.00
0.00
1,077,965.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
38,027,896.05
27,903.93
816,389.12
0.00
0.00
0.00
37,183,603.00
185
3
0
0
182
13,000.06
Trigger Event
No
844,293.05
Over Collateralization Amt
13,259,012.27
Remittance Interest
233,418.83
0.00
816,389.12
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(253.52
233,672.35
Total Fees
13,253.58
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
253.52
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
223,100.89
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
34,477.25
729.15
372,306.36
0.00
0.00
0.00
630,873.04
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
38,908,286.64
34,477.25
373,035.51
0.00
0.00
0.00
38,500,773.88
254
2
0
0
252
16,016.39
Trigger Event
No
407,512.76
Over Collateralization Amt
13,259,012.27
Remittance Interest
223,100.89
0.00
373,035.51
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(259.39
223,360.28
Total Fees
16,275.78
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
259.39
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
756,875.84
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
90,299.97
2,400.86
2,026,272.58
0.00
0.00
0.00
2,876,670.53
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
123,191,908.74
90,299.97
2,028,673.44
0.00
0.00
0.00
121,072,935.33
792
10
0
0
782
48,013.33
Trigger Event
No
2,118,973.41
Over Collateralization Amt
13,259,012.27
Remittance Interest
756,875.84
0.00
2,028,673.44
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(821.28
757,697.12
Total Fees
48,834.61
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
821.28
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
222,898.53
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
25,772.96
652.33
1,525,952.25
0.00
0.00
0.00
1,775,510.59
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
35,178,042.48
25,772.96
1,526,604.58
0.00
0.00
0.00
33,625,664.94
204
7
0
0
197
12,625.22
Trigger Event
No
1,552,377.54
Over Collateralization Amt
13,259,012.27
Remittance Interest
222,898.53
0.00
1,526,604.58
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(234.52
223,133.05
Total Fees
12,859.74
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.43
0
0.00
234.52
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
0.00
33
110,338.91
110,338.91
Act/360
0.00
110,338.91
0.00
0.00
0.00
0.00
0.00
No
I-A-1
0.00
0.00
0.00
33
103,952.97
103,952.97
Act/360
0.00
103,952.97
0.00
0.00
0.00
0.00
0.00
No
I-A-2
0.00
0.00
0.00
33
42,408.15
42,408.15
Act/360
0.00
42,408.15
0.00
0.00
0.00
0.00
0.00
No
I-A-3
0.00
0.00
0.00
33
358,883.69
358,883.69
Act/360
0.00
358,883.69
0.00
0.00
0.00
0.00
0.00
No
II-A-1
0.00
0.00
0.00
33
90,805.16
90,805.16
Act/360
0.00
90,805.16
0.00
0.00
0.00
0.00
0.00
No
II-A-2
0.00
0.00
0.00
33
74,055.28
74,055.28
Act/360
0.00
74,055.28
0.00
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
33
54,112.81
54,112.81
Act/360
0.00
54,112.81
0.00
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
33
14,446.08
14,446.08
Act/360
0.00
14,446.08
0.00
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
33
17,346.34
17,346.34
Act/360
0.00
17,346.34
0.00
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
33
18,127.71
18,127.71
Act/360
0.00
18,127.71
0.00
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
33
20,618.32
20,618.32
Act/360
0.00
20,618.32
0.00
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
33
23,792.62
23,792.62
Act/360
0.00
22,901.00
0.00
0.00
0.00
0.00
0.00
Yes
M-7
0.00
891.62
0.00
33
29,073.66
29,073.66
Act/360
0.00
27,984.14
0.00
0.00
0.00
0.00
0.00
Yes
M-8
0.00
1,089.52
0.00
30
0.00
734,442.82
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
CE
0.00
0.00
0.00
30
61,725.29
61,725.29
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
1,981.14
0.00
955,980.56
1,019,686.99
1,754,129.81
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
1.00
I-A-1
21.56%
22.27%
4/25/2035
35,498,959.59
0.00
0.00
37,733,454.90
39,500,000.00
89,053.51
0.00
0.00
0.00
2,145,441.80
I-A-2
21.56%
22.27%
4/25/2035
35,001,000.00
0.00
0.00
35,001,000.00
35,001,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
21.56%
22.27%
4/25/2035
13,256,000.00
0.00
0.00
13,256,000.00
13,256,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
21.56%
22.27%
4/25/2035
115,017,718.36
0.00
0.00
118,280,809.32
119,580,000.00
120,440.14
0.00
0.00
0.00
3,142,650.82
II-A-2
21.56%
22.27%
4/25/2035
28,754,429.58
0.00
0.00
29,570,202.33
29,895,000.00
30,110.04
0.00
0.00
0.00
785,662.71
M-1
13.99%
14.45%
4/25/2035
22,886,000.00
0.00
0.00
22,886,000.00
22,886,000.00
0.00
0.00
0.00
0.00
0.00
M-2
8.77%
9.06%
4/25/2035
15,784,000.00
0.00
0.00
15,784,000.00
15,784,000.00
0.00
0.00
0.00
0.00
0.00
M-3
7.41%
7.66%
4/25/2035
4,104,000.00
0.00
0.00
4,104,000.00
4,104,000.00
0.00
0.00
0.00
0.00
0.00
M-4
6.00%
6.20%
4/25/2035
4,262,000.00
0.00
0.00
4,262,000.00
4,262,000.00
0.00
0.00
0.00
0.00
0.00
M-5
4.59%
4.74%
4/25/2035
4,262,000.00
0.00
0.00
4,262,000.00
4,262,000.00
0.00
0.00
0.00
0.00
0.00
M-6
3.13%
3.24%
4/25/2035
4,419,000.00
0.00
0.00
4,419,000.00
4,419,000.00
0.00
0.00
0.00
0.00
0.00
M-7
1.72%
1.78%
4/25/2035
4,262,000.00
0.00
0.00
4,262,000.00
4,262,000.00
0.00
0.00
0.00
0.00
0.00
M-8
0.00%
0.00%
4/25/2035
5,208,000.00
0.00
0.00
5,208,000.00
5,208,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
4/25/2035
13,259,012.27
0.00
0.00
13,259,012.27
13,259,012.27
0.00
0.00
0.00
0.00
0.00
P
NA
NA
4/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
239,603.69
0.00
6,073,755.33
0.00
315,678,112.27
305,974,219.80
312,287,578.82
23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
61,725.29
61,725.29
Total Excess Allocated to the Bonds
61,725.29
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
61,725.29
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
143,908.17
0.00
0.00

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
2.06%
2.11%
0.92%
0.87%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
38
6,460,648
17
2,650,497
0
0
0
0
1,792
296,862,975
97.02%
97.02%
1.23%
1.10%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
23
3,420,866
0
0
0
0
0
0
1,852
308,866,613
98.77%
98.90%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.84%
0.33%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
1
60,087
0
0
0
0
0
0
118
17,896,836
99.16%
99.67%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
0
0
0
0
0
0
0
0
120
18,094,936
100.00%
100.00%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - ARM 228 1st Lien
3.17%
2.63%
2.22%
1.57%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
10
1,515,526
7
907,543
0
0
0
0
298
55,211,151
94.60%
95.80%
3.13%
2.11%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
10
1,239,790
0
0
0
0
0
0
310
57,646,619
96.88%
97.89%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans - ARM 327 1st Lien
6.04%
6.20%
1.10%
1.72%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
11
2,305,849
2
640,233
0
0
0
0
169
34,237,521
92.86%
92.08%
1.08%
1.68%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
2
640,603
0
0
0
0
0
0
183
37,387,293
98.92%
98.32%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.79%
0.85%
0.40%
0.22%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
325,557
1
84,726
0
0
0
0
249
38,090,491
98.81%
98.93%
0.39%
0.22%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
84,795
0
0
0
0
0
0
253
38,823,492
99.61%
99.78%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - ARM 228 1st Lien
1.41%
1.48%
0.77%
0.67%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
11
1,796,180
6
814,960
0
0
0
0
765
118,461,795
97.83%
97.84%
1.01%
0.84%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
8
1,034,553
0
0
0
0
0
0
784
122,157,356
98.99%
99.16%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II Loans - ARM 327 1st Lien
1.52%
1.36%
0.51%
0.60%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
3
457,449
1
203,036
0
0
0
0
193
32,965,181
97.97%
98.04%
0.98%
1.20%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
2
421,125
0
0
0
0
0
0
202
34,756,918
99.02%
98.80%

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM 228 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM 327 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Jun-05
1,847
97.72%
305,974,120
96.93%
1.49%
1.94%
0
0.00%
0
0.00%
354
7.56%
7.06%
28
6,067,992
0.00
0.00
0.00
0.00
25-May-05
1,875
99.21%
312,287,479
98.93%
0.79%
0.99%
0
0.00%
0
0.00%
355
7.56%
7.05%
15
3,129,222
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
27-Jun-05
119
6.30%
17,956,923
5.69%
0.83%
0.67%
0
0.00%
0
0.00%
344
7.31%
6.80%
1
120,828
0.00
0.00
0.00
0.00
25-May-05
120
6.35%
18,094,936
5.73%
0.83%
0.93%
0
0.00%
0
0.00%
345
7.32%
6.82%
1
170,824
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM 228 1st Lien
27-Jun-05
315
16.67%
57,634,220
18.26%
1.56%
2.05%
0
0.00%
0
0.00%
355
7.57%
7.06%
5
1,206,360
0.00
0.00
0.00
0.00
25-May-05
320
16.93%
58,886,409
18.65%
1.23%
1.47%
0
0.00%
0
0.00%
356
7.55%
7.04%
4
876,859
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM 327 1st Lien
27-Jun-05
182
9.63%
37,183,603
11.78%
1.62%
2.15%
0
0.00%
0
0.00%
356
7.63%
7.13%
3
816,272
0.00
0.00
0.00
0.00
25-May-05
185
9.79%
38,027,896
12.05%
1.60%
1.61%
0
0.00%
0
0.00%
357
7.64%
7.13%
3
623,611
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
27-Jun-05
252
13.33%
38,500,774
12.20%
0.79%
0.96%
0
0.00%
0
0.00%
348
7.22%
6.71%
2
372,306
0.00
0.00
0.00
0.00
25-May-05
254
13.44%
38,908,287
12.33%
0.39%
0.66%
0
0.00%
0
0.00%
349
7.21%
6.70%
1
259,212
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228 1st Lien
27-Jun-05
782
41.38%
121,072,935
38.35%
1.26%
1.64%
0
0.00%
0
0.00%
355
7.70%
7.19%
10
2,026,273
0.00
0.00
0.00
0.00
25-May-05
792
41.90%
123,191,909
39.02%
0.38%
0.35%
0
0.00%
0
0.00%
356
7.70%
7.19%
3
428,212
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327 1st Lien
27-Jun-05
197
10.42%
33,625,665
10.65%
3.43%
4.34%
0
0.00%
0
0.00%
356
7.54%
7.03%
7
1,525,952
0.00
0.00
0.00
0.00
25-May-05
204
10.79%
35,178,042
11.14%
1.45%
2.14%
0
0.00%
0
0.00%
357
7.55%
7.04%
3
770,504
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
24-Jun-05
Asset-Backed Certificates
Series 2005-AQ1
ABN AMRO Acct: 722579.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
23-Jun-2005 - 11:21 (V426 - V448) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..